UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2023

WORKHORSE GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37673	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3600 Park 42 Drive, Suite 160E, Sharonville, Ohio 45241

(Address of principal executive offices) (zip code)

1 (888) 646-5205

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	WKHS	The Nasdaq Capital Market

Item 8.01. Other Events.

On April 25, 2023, Workhorse Group Inc. (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) a universal shelf registration statement on Form S-3 (File No. 333-271434) (the “New Registration Statement”) to replace its existing universal shelf registration statement on Form S-3 (File No. 333-237920) (the “Prior Registration Statement”), which was scheduled to expire on May 8, 2023 (the “Expiration Date”). The Prior Registration Statement will be deemed terminated on the earlier of (i) the Expiration Date or (ii) the date that the Commission declares effective the New Registration Statement.

The New Registration Statement will replace the Prior Registration Statement’s remaining capacity of approximately $143 million aggregate principal amount. The New Registration Statement registers the offer and sale of up to $150 million aggregate principal amount of (i) the Company’s (a) common stock, (b) preferred stock, (c) warrants, (d) debt securities and (e) units and (ii) guarantees of debt securities by certain of the Company’s subsidiaries (collectively, the “Registered Securities”).

Under the New Registration Statement, the Company may offer the Registered Securities in amounts, at prices and on terms to be determined at the time of the offerings. The Company may also offer securities issued upon conversion, redemption, repurchase, exercise or exchange of the Registered Securities. The New Registration Statement and related prospectus provide you with a general description of the Registered Securities. Each time the Company offers Registered Securities, if any, the Company will file a prospectus supplement which will contain more specific information about the particular offering and its terms.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: April 25, 2023	By:	/s/ James D. Harrington
	Name: Title:	James D. Harrington General Counsel, Chief Compliance Officer and Secretary